Offerings - Offering: 1	Dec. 12, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	65,075
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 65,075,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 9,962.98
Offering Note	Fee per Rule 457(r)